Trust for Advised Portfolios
Supplement dated June 28, 2023
to the Statement of Additional Information
dated May 8, 2023 as previously supplemented for the
CornerCap Fundametrics® Large-Cap ETF
Listed on Cboe Exchange, Inc.

Harry E. Resis will resign from the Board of Trustees effective as of the close of business on July 1, 2023. Accordingly, all references to Mr. Resis as a current Trustee of the Trust for Advised Portfolios are removed as of that date.

Please retain this supplement with your Statement of Additional Information for future reference.